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                                                                      Exhibit 23









INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. of our reports dated February 24, 1997 included in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. for the year ended December 27, 1996.

Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
      (Puerto Rico))

    Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
      Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)


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    Registration Statement No. 333-09779 (1997 Deferred Compensation Plan
      for a Select Group of Eligible Employees)

    Registration Statement No. 333-00863 (401(k) Savings & Incentive Plan)

    Registration Statement No. 333-13367 (Restricted Stock Plan For Former
      Employees of Hotchkis and Wiley)

    Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
      Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for
      Non-Employee Directors)

    Registration Statement No. 333-18915 (Long Term Incentive Compensation Plan for Managers & Producers)

Filed on Form S-3:

    Debt Securities

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338

    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947


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    Registration Statement No. 33-51489

    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Medium Term Notes

    Registration Statement No.  2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879

    Other Securities

    Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long Term Incentive Compensation
      Plan)

    Registration Statement No. 333-16603 (TOPrS)



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    Registration Statement No. 333-20137 (TOPrS)


/s/ Deloitte & Touche LLP

New York, New York
March 21, 1997